Exhibit 99.2

 ICR CONFERENCE 2023

 FORWARD LOOKING AND CAUTIONARY STATEMENTS  2  This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business and results of operations; (b) continued or further declines in retail consumer traffic could adversely affect our financial performance and profitability; (c) declines in general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for our products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) failure to execute our omnichannel strategy and the costs of investments in e-commerce and digital technology could adversely affect our profitability; (c) we are subject to risks associated with technology and digital operations; (d) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (e) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (f) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.  © 2023 Build-A-Bear Workshop, Inc.

 EXECUTIVE SUMMARY

 In 1997, we pioneered experiential retail for kids  4  © 2023 Build-A-Bear Workshop, Inc.  BUILD-A-BEAR WORKSHOP, INC. (NYSE: BBW)  Today, we are a   MULTI-CHANNEL,  SITE-BASED EXPERIENCE   and ENTERTAINMENT COMPANY  with DIVERSIFIED CATEGORIES and CONSUMER SEGMENTS  Started as a mall-based vertical kid’s retailer…Pivoted to become a brand that monetizes equity via multiple channels, categories, consumers and content

 MOST PROFITABLE YEAR  in COMPANY HISTORY  2ND CONSECUTIVE YEAR of   RECORD-BREAKING PROFITABILITY  8 CONSECUTIVE QUARTERS of YEAR-OVER-YEAR REVENUE GROWTH  5  *Based on Company’s current projections for fiscal 2022  © 2023 Build-A-Bear Workshop, Inc.  BBW FY2022 EXPECTATIONS*  FY2022 expected to deliver record-breaking performance…  On top of record-breaking performance in FY2021

BBW SNAPSHOT: BY THE NUMBERS

25	~225MM	93%	20MM+
YEARS OF EMOTIONAL CONNECTIONS	Furry Friends Sold Since Inception	Brand Awareness*	First Party Data Contacts, Social Media Followers & Loyalty Members

~500	~35%	50MM+	~100%
Experience Locations Worldwide with Multiple Business Models	of Experience Locations Outside Traditional Malls**	Visitors Per Year to Experience Locations	Of Locations are Profitable**

~40%	>60%	>160%	3,500+
of Sales to TEENS AND ADULTS	Visits are DESTINATION DRIVEN (Planned in Advance)	Digital Demand Growth (since 2019)***	Skilled Associates and Seasoned Management

Source: Proprietary research, LEK Consulting, 2022 survey with consumers
*** North America experience location portfolio*
**** Based on Company's current projections for FY2022*

© 2023 Build-A-Bear Workshop, Inc.

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BBW KEY INVESTOR CONSIDERATIONS

BRAND POWER PRESENTS MONETIZABLE OPPORTUNITIES:
Trusted and iconic brand appeals to today's desire for personalized, shared & *share-able* experiences, unique gifting, enthusiast/collectibles & nostalgia fueled by 25-years of one:one experiences with multi-generational demographics spanning ages, genders and socio-economic strata, who desire loyal brand relationships providing relevant engagements that can drive lifetime value

PROVEN STRATEGY AND DYNAMIC BUSINESS MODEL DIVERSIFIES REVENUE:
Multi-channel, vertical "experience locations" in a variety of viable formats, settings and geographies combined with integrated robust e-commerce business and extensive digital capabilities as well as content and key category expansions

BUSINESS STRENGTH AND MOMENTUM SUPPORTS PROVEN STRATEGIC INITIATIVES:
Strong financial results with profitable, growing revenue, high margins, good free cash flow, clean debt-free balance sheet and seasoned executive team

BBW'S UNIQUE COMPETITIVE POSITION, GROWTH OPPORTUNITIES AND SIGNIFICANT CONTROL OVER ITS FUTURE HAS BEEN COMPARATIVELY UNRECOGNIZED BY THE MARKET

© 2023 Build-A-Bear Workshop, Inc.

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 BRAND POWER

 BBW ENGAGES AT LIFE MOMENTS TO CREATE RELATIONSHIPS  9  © 2023 Build-A-Bear Workshop, Inc.  EXPERIENCE + EMOTION = BRAND POWER  Empowerment Personalization Emotional Bonding Self Expression Engagement Story Telling  Diverse reasons to visit create destination-driven traffic (planned in advance)

 BBW IS BELOVED     MULTIPLE OCCASIONS BALANCE  BUSINESS SEASONALITY**   Jan-Mar  Jul-Sep  Apr-Jun  Oct-Dec  First party data email contacts, social followers and loyalty members  20MM+  >60%  of visits to experience locations are  planned and the top  occasion is a birthday  Well-Known  Multi-Generational  Emotional  Trusted  Extendable  10  © 2023 Build-A-Bear Workshop, Inc.  * Source: Proprietary research, LEK Consulting, 2022 survey with consumers  ** Reflects average results of multiple years   DESTINATION-DRIVEN  93%  Aided Brand Awareness*  76%  Purchase consideration* of those aware

BBW HAS DIVERSE AND HIGHLY COVETED CONSUMERS

Build-A-Bear appeals to a broad demographic market with strong purchasing power and brand loyalty

Build-A-Bear's ~10 million active Bonus Club membership profile:

Wide interest across ages

MILLENNIALS ~40%

GEN X ~40%

OTHERS ~20%

Household Profile

~70% have children giving us reach within households to approximately 20 million people

Interests include:
Eating out, books/reading, visiting amusement parks

Educated with spending power:

Professional careers, Appx 70% attended college



Household income
<$50K
$50K-$100K
$100-$150K
>$150K

Over 80% are homeowners

Approximately 70% are married

Diverse Demographics

Over 40% of furry friends are for teens and adults



Female
Male



Infant/Toddler
Kids
Teens, Adults

Source: BBW proprietary loyalty program database

© 2023 Build-A-Bear Workshop, Inc.

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 12  12  Annual media and PR impressions 2020, 2021, 2022  © 2023 Build-A-Bear Workshop, Inc.  OVER 10 BILLION ANNUAL MEDIA AND PR IMPRESSIONS  Build-A-Bear IS pop culture; iconic status drives media exposure. Our brand is regularly mentioned on popular TV shows, movies and in celebrity news

 BBW CO-BRANDS WITH LEADING LICENSES  License relationships with over 75 world-class collaborators from film, TV, art, games, sports and more support enthusiast, collectible, affinity and gifting businesses with appeal to expanded consumer demographics…yet BBW is a brand unto itself providing balanced sales  13  © 2023 Build-A-Bear Workshop, Inc.

 PROVEN STRATEGY & DYNAMIC MULTI-CHANNEL BUSINESS MODEL

 BBW HARNESSES BRAND EQUITY and TECHNOLOGY TO DRIVE GROWTH  BBW operates a dynamic “circle of engagement” model designed to efficiently create multiple consumer touchpoints using our one-to-one experience locations, data capture and advanced digital analytics & communications capabilities to increase lifetime value across a variety of brand interfaces  15  © 2023 Build-A-Bear Workshop, Inc.  DIVERISFIED EXPERIENCES & BUSINESS MODELS  FOUNDATION FOR GROWTH  EXPERIENCES   Locations & E-commerce  ENGAGEMENT  Content/Communications/Category Expansion  MULTIPLE   CONSUMER  SEGMENTS  CREATES  CONNECTION  PLACES BRAND TOP OF MIND  EXPANDED CATEGORIES & CONSUMERS  TRANSFORMED DIGITAL CAPABILITIES

BBW HAS COMPETITIVE DYNAMIC BUSINESS MODEL

Vertical experience locations give direct consumer access and more business control

CONSUMER ACCESS:

BBW is known for its one:one personalized experiences. BBW locations have ~80% first-party data/loyalty program capture rate providing tremendous access to re-engage directly with guests


STRATEGIC BRAND INSIGHTS
PRODUCT DEVELOPMENT
SOURCING
PRODUCTION
LOGISTICS
EXPERIENCE LOCATIONS
CONSUMERS

MORE BUSINESS CONTROL:

BBW uses proprietary data to design/develop concepts that are directly sourced, distributed, marketed, priced, and sold providing business flexibility. Stores also serve as efficient fulfillment for buildabear.com

© 2023 Build-A-Bear Workshop, Inc.

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 EXECUTION OF 2022 STRATEGY DELIVERING ANOTHER RECORD YEAR  © Build-A-Bear  Workshop, Inc.  17  © 2023 Build-A-Bear Workshop, Inc.  DIGITAL   CAPABILITIES  TRANSFORMED  CATEGORIES & CONSUMERS  EXPANDED  EXPERIENCE & BUSINESS MODELS  DIVERSIFIED  Disciplined and agile execution of strategic pillars which provide a foundation, delivering record-setting results in FY2022 and a platform to leverage for further growth

 EXPERIENCE LOCATIONS BUILD BRAND and SUPPORT E-COMMERCE  Award winning concept enjoys >25% average contribution margin and ~100% of our “experience locations” were EBITDA positive and generate meaningful cash flow for the company  Over 50 million guests enter a Workshop per year. The iconic hands-on experience builds emotional connections and captures significant consumer data and loyalty club sign-up  A broad range of formats, sizes, designs and business models allows experience locations to operate with less total square footage and higher productivity per square foot than in the past  Build-A-Bear locations act as efficient “mini distribution centers” for increased digital demand fulfillment leveraging fixed costs like labor and overhead, while reducing last mile time and expense  18  © 2023 Build-A-Bear Workshop, Inc.  Contribution margin for trailing twelve months through end of Q3 2022

EXPERIENCE LOCATIONS HAVE DIVERSE FORMATS AND MODELS



Traditional Model | *Tourist Locations* | *Walmart Model* | *Concourse Model* | *Seasonal Locations* | *Vending Machines* | *Event/Temp Locations* | *BAB Adventure* | *Cruise Ships*

OPPORTUNITY FOR ADDITIONAL LOCATIONS - BBW is NOT overstored

- Opened over 20 new locations in 2022 including sites such as **Six Flags Magic Mountain** and the **Pro Football Hall of Fame;** additional expansion planned in 2023 and beyond
- Recently added format called **Build-A-Bear Adventure** includes arcade and party rooms
- Can successfully operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years

Most common business model options:

Corporately-managed store model

Long-term and seasonal locations in the US, Canada, the UK and Ireland

Third-party retail model

65 locations with a variety of operators primarily in the US

International franchise model

Currently 66 locations in 8 countries

Location counts as of end of Q3 2022

© 2023 Build-A-Bear Workshop, Inc.

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E-COMMERCE GROWTH INCLUDES EXPANSION OF CONSUMER BASE

Rather than "digitizing" the BBW "physical" experience, BBW extended the reach and size of our market with diverse consumer segments including teens, adults, gift-givers, brand enthusiasts and collectors with new licensed relationships, experiences, and advanced digital marketing activities

	Experience Locations	Buildabear.com
PRIMARY TARGET	FAMILIES WITH CHILDREN	COLLECTOR AND GIFT GIVERS (TWEENS/TEENS/ADULTS)
SECONDARY TARGET	COLLECTOR & GIFT GIVERS (TWEENS/TEENS/ADULTS)	FAMILIES WITH CHILDREN
	~67% Kids ~33% Teen/Adult Age of bear "owner" registered in "Name Me" database	~70% Teen/Adult ~30% Kids Age of bear "owner" per post-purchase consumer survey

In late 2022, a new mobile first e-commerce site was launched featuring multiple "shop-in-shop" landing pages to appeal to specific consumer segments and purchase occasions

© 2023 Build-A-Bear Workshop, Inc.

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 DIVERSE DIGITAL EXPERIENCES APPEAL TO VARIETY OF GUESTS  Buildabear.com offers various online shopping experiences and product options to meet the preferences of diverse consumer segments for multiple occasions and products  Third-party marketplaces  allow consumers to shop  online at their preferred site   Age-gated shop-in-shop focused on edgier products and licensing including the “After Dark” line  Makes gift shopping easy options sorted by  season, occasion, recipient,  price and category   21  Top landing page for   ecommerce site  also supports  guests who want to   “Plan a Visit” and   “Plan a Party”  Guided process reflecting   familiar Build-A-Bear shopping   stations providing a highly   step-by-step customized   on-line experience.  Interactive animated digital experience designed to appeal  to a younger consumer.   Gifting solution offering for a convenient, stylish online option for a wide range of adult-to-adult gifting occasions  © 2023 Build-A-Bear Workshop, Inc.  Family pajama offering with matching options focused on seasonal occasions featuring easy shopping/sizing configurator.

 BBW BUSINESS IS ENHANCED BY PROFITABLE E-COMMERCE PLATFORM  Expanded digital marketing technology enables efficient targeting of broadened consumer segments to drive e-commerce demand  E-commerce strong in both US and UK om  Salesforce technology expanding loyalty and digital capabilities and efficiencies in marketing and analytics across platform  Comprehensive e-commerce site update including expanded mobile-first capabilities in Q3 2022  22  Over 160% growth   expected in digital demand   for FY 2022 vs. FY2019   © 2023 Build-A-Bear Workshop, Inc.

 BUSINESS STRENGTH AND MOMENTUM

2021 FINANCIAL SNAPSHOT

THE MOST PROFITABLE YEAR IN BBW HISTORY

TOTAL REVENUES

$411.5MM

+61.2% OVER 2020
+21.6% OVER 2019

PRE-TAX INCOME

$50.7MM

+$70.9MM OVER 2020
+$49.1MM OVER 2019
HIGHEST IN COMPANY'S HISTORY

GROSS PROFIT MARGIN

53.0%

+1,480 BPS VS 2020
+760 BPS VS 2019

CASH AND EQUIVALENTS

$32.8MM*

+$34.8MM 2020
+$26.7MM 2019

* After ~$20MM special dividend paid in Dec '21

- Delivered the highest revenue in over a decade and highest profit in company's history even with ongoing impact of global pandemic
- Positive momentum has continued throughout 2022 and while we are navigating an environment with higher costs and a tight supply chain as well as monitoring the evolving external environment, we have again raised our guidance reflecting further growth for fiscal 2022 compared to fiscal 2021



© 2023 Build-A-Bear Workshop, Inc.

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CONTINUED MOMENTUM IN FISCAL 2022

FIRST NINE MONTHS 2022 DELIVERED RECORD-SETTING TOTAL REVENUES AND PROFITABILITY

TOTAL REVENUES
$322.8MM
Highest in company history
VS $281.6MM IN 2021*
VS $161.7MM IN 2020**

PRE-TAX INCOME
$35.7MM
Highest in company history
VS $30.6MM IN 2021*
VS ($31.0MM) IN 2020**

EBITDA
$45.0MM
Highest in company history
VS $39.7MM IN 2021*
VS ($21.1MM) IN 2020**

* In fiscal 2021, the Company's European stores were temporarily closed for the majority of first quarter
** In fiscal 2020, the Company's North American and European stores were temporarily closed as of March 18, 2020; By the end of H1 2020, 90% of stores had reopened

FISCAL 2022 PROJECTED RESULTS

TOTAL REVENUES RANGE
$460MM-$465MM
VS $411.5MM IN FY2021
VS $255.3MM IN FY2020

PRE-TAX INCOME RANGE
$57MM-$63MM
VS $50.7MM IN FY2021
VS ($20.2MM) IN FY2020
HIGHEST IN BBW'S 25-YEAR HISTORY

EBITDA RANGE
$69.5MM-$75.5MM
VS $63.0MM IN FY2021
VS ($6.9MM) IN FY2020
HIGHEST IN BBW'S 25-YEAR HISTORY



The annual guidance takes into account anticipated ongoing inflationary pressures as well as plans to mitigate the impact on margin and assumes no additional material changes in either our supply chain, the macro environment or relevant foreign currency exchange rates

© 2023 Build-A-Bear Workshop, Inc.

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 CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND  $384  $411.5  2012  2021  In millions  TOTAL REVENUES  2021 highest level in over a decade  EBITDA  Over $85MM swing in profitability  PROFITABLE STORES  In North America  LOCATION DIVERSIFICATION  More than doubled non-traditional locations  AVERAGE DOLLARS PER TRANSACTION  Over 50% appreciation in Avg DPT  Contribution  margin <10%  Contribution  margin >25%  2012  2021  $35.50  $53.33  12%  35%  2012  2021  % of locations in non-traditional malls  80%  97%  2012  2021  % of NA stores that are profitable  DIGITAL DEMAND  Digital revenue has grown to $73MM  2012  2021  % of Net Retail Sales  4%  18.3%  In millions  26  © 2023 Build-A-Bear Workshop, Inc.  $63.0  EOY fiscal 2021 vs EOY fiscal 2012

 SUSTAINED GROWTH (Excluding 2020 due to negative COVID impact)  TOTAL REVENUES  >12% growth, following best year in a decade  PRETAX INCOME  Double-digit profit margin  27  © 2023 Build-A-Bear Workshop, Inc.  +12.4%  In millions  In millions  +18.3%  12.3% of Ttl Rev  13.0% of Ttl Rev  *  *  * 2022 annual and Q4 numbers reflect mid-point of the guidance range   In millions`  QUARTERLY REVENUES  Q4 2022* expected to be 8th consecutive quarter of revenue growth   $462.5  $60.0

EXPERIENCED MANAGEMENT DRIVES RESULTS WITH FOCUS ON FUTURE

- Proven, resilient and results-driven team successfully led company through a financial turnaround and economic uncertainties including COVID with decades of brand, marketing, toy, sourcing and retail experience
- Over seven years as a team at BBW; CEO, CFO, CDMO previously worked together



Sharon Price John
President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Jennifer Kretchmar
Chief Digital & Merchandising Officer

Former Senior Vice President of Product and Brand Management of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service



Voin Todorovic
Chief Financial Officer

Former Head of Finance and Operations Lifestyle Group Wolverine World Wide, Inc.; Vice President - Finance and Administration of the Stride Rite Children's Group. Also: Collective Brands, Inc. and Payless ShoeSource



J. Christopher Hurt
Chief Operations Officer

Former Senior Vice President, North America and Vice President/ General Manager - Factory, Canada, Mexico Retail American Eagle Outfitters, Inc.; Also: Polo Ralph Lauren and The Procter & Gamble Company



Eric Fencl
Chief Administrative Officer, General Counsel and Secretary

Former Executive Vice President, General Counsel and Secretary: Outsourcing Solutions Inc.; Legal positions at Monsanto Company, McDonnell Douglas Corporation and Bryan Cave LLP. Also: Arthur Young & Company

© 2023 Build-A-Bear Workshop, Inc.

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CONTINUED FOCUS ON SHAREHOLDER RETURN  29  © 2023 Build-A-Bear Workshop, Inc.  * Share repurchase program in effect through August 31, 2025  Repurchased ~10% of our outstanding shares since Q3 2019  Declared $1.25 special dividend in Q4 2021  The Board authorized a new $50.0MM buyback program on August 31, 2022* and the company has $46.5MM remaining as of 10/29/22  Multi-year high stock price of $26.47 reached on 12/14/2022  Stock price closed at $25.00 on 1/6/2023  As of 1/6/2023, market capitalization of less than $370MM, which is a multiple of 5.1 based on mid-point of guidance of $72.5MM EBITDA for FY2022

 BBW IN REVIEW  BUSINESS STRENGTH AND MOMENTUM SUPPORTS PROVEN STRATEGIC INITIATIVES     BRAND POWER PRESENTS MONETIZABLE OPPORTUNITIES     30  © 2023 Build-A-Bear Workshop, Inc.  PROVEN STRATEGY AND DYNAMIC BUSINESS MODEL DIVERSIFIES REVENUE   BBW’S UNIQUE COMPETITIVE POSITION, GROWTH OPPORTUNITIES AND SIGNIFICANT CONTROL OVER ITS FUTURE HAS BEEN COMPARATIVELY UNRECOGNIZED BY THE MARKET

 Explanatory Note on Non-GAAP Financial Measures  31  © 2023 Build-A-Bear Workshop, Inc.  Build-A-Bear Workshop (NYSE: BBW) reports its financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

 Reconciliation of Non-GAAP Measures:  32  © 2023 Build-A-Bear Workshop, Inc.  $ in millions  1st NINE MONTHS FY22  FY22*  Income before income taxes (pre-tax)  $35.7  $60.0  Interest  $0  $0  Depreciation & Amortization  $9.3  $12.5  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $45.0  $72.5  *FY2022 at mid-year of current annual guidance

 Reconciliation of Non-GAAP Measures:  First nine months and Fiscal 2021; First nine months and Fiscal 2020   33  © 2023 Build-A-Bear Workshop, Inc.  $ in millions  1st NINE MONTHS FY21  FY21  Income before income taxes (pre-tax)  $30.6  $50.7  Interest  $0  $0  Depreciation & Amortization  $9.1  $12.3  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $39.7  $63.0  $ in millions  1ST NINE MONTHS FY20  FY20  Income before income taxes (pre-tax)  ($31.0)  ($20.2)  Interest  $0  $0  Depreciation & Amortization  $9.9  $13.3  Earnings before interest, taxes, depreciation and amortization (EBITDA)  ($21.1)  ($6.9)